October 31, 2008

DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund

Supplement to Prospectus Dated April 30, 2008

The ninth bullet point in the section “How to Redeem Shares By Mail” on pages 41-42 of the Prospectus has been revised as follows:

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If the name(s) or the address on your account has been changed within 30 days of your redemption request, you must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee, regardless of the value of the shares being redeemed.

The section “Portfolio Managers” on page 34 has been revised as follows:

Immediately following William Dierker’s name in the table add footnote 1: Effective January 1, 2009 Mr. Dierker will serve as Assistant Portfolio Manager for the Strategic Income Fund.

Immediately following Kent Rinker and Rick Moore’s names in the table add footnote 2: Mr. Rinker and Mr. Moore will serve as Assistant Portfolio Managers for the Strategic Income Fund through December 31, 2008 and both will retire on January 1, 2009.

In addition, the section “Additional Information” on page 42 has been revised as follows:

Additional Information - Redemptions will only be remitted to the record holder at the address of record or to bank accounts of the shareholder that have previously been designated by the shareholder. If you are not certain of the requirements for a sale please call the Fund at (888) 226-5595 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business. We cannot accept, and will return, requests specifying a certain date or share price. The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.

This Supplement and the Prospectus dated April 30, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference.